Investor Deck May ‘17 Exhibit 99.1

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s estimated growth, expected results and financial targets. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the Company’s ability to successfully compete in its intensely competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), the Company has presented EBITDA for 2016- 2017 and for 2013-2015, adjusted net income and adjusted EBITDA. These measures are not in accordance with, and are not intended as an alternative to, GAAP. The Company's management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to the Company’s results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company, and may be a component of incentive compensation. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation and amortization, and defines adjusted EBITDA as EBITDA as further adjusted to exclude store closure and exit costs, costs associated with acquisitions and integrations, gains and losses from disposal of assets, bonuses paid to certain employees in connection with the Company’s initial public offering (“IPO Bonus”), expenses incurred by the Company in its secondary public offerings and employment taxes paid by the Company in connection with options exercised in those offerings (“Public Offering Expenses”) and the loss on extinguishment of debt (collectively, the “Adjustments”). The Company defines adjusted net income as net income excluding the Adjustments and the related tax impact of those Adjustments. For fiscal year 2016 and 2017 to date, such further Adjustments to net income and EBITDA were immaterial; thus only EBITDA is presented. In addition to reporting financial results in accordance with GAAP, the Company provides information regarding Return on Invested Capital ( “ROIC”) as additional information about its operating results for 2014-2017. ROIC is a non-GAAP financial measure used by management to evaluate the Company’s investment returns on capital and provides a meaningful measure of the effectiveness of its capital allocation over time. The Company defines ROIC as net operating profit after tax ( “NOPAT”), including the effect of capitalized operating leases, divided by average invested capital. These non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, none of these non-GAAP measures should be considered as a measure of discretionary cash available to use to reinvest in growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each of these non-GAAP measures has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Please see the Appendix to this presentation for a reconciliation of these non-GAAP measures to the comparable GAAP measures.

Overview of Sprouts

Sprouts is Well Positioned to Meet the Needs of Today's Consumer

- Full grocery store rooted in **fresh, natural and organic foods** at value prices
- **Broad** consumer appeal
- One of the largest and **fastest growing** natural and organic retailers with significant white space
- Industry leading results and **strong new store economics**


PRO FORMA NET SALES[1]
($ in mm)
'11 – '16 CAGR: 19%
$1,723
$1,991
$2,438
$2,967
$3,593
$4,046
2011
2012
2013
2014
2015
2016

[1] Pro forma net sales reflect the net sales of our predecessor entity, Henry's Holdings, LLC ("Henry's") and Sunflower Farmers Market, Inc. ("Sunflower") as if our business combinations with these entities (the "Transactions") had been consummated on the first day of fiscal 2011.

4

A Grocery Shopping Experience that Makes Healthy Living Easy & Affordable Health Value Selection Engagement SELECTION VALUE KNOWLEDGEABLE SERVICE & ENGAGEMENT HEALTH

Produce surrounded by a complete grocery offering Promote value everyday Differentiated assortment of high-quality, healthy foods: Do not carry most national- branded CPG items Fresh, natural and organic offering High standard Private Label rooted in quality and taste Farmers market-inspired open store layout with low profile displays Convenient, small-box: 30k sq. ft. Friendly, engaged customer service, easy to shop environment Sprouts – A Healthy Grocery Store that Flips the Conventional Model

Sprouts’ footprint and near-term expansion covers high growth areas Demographics allows for deep penetration in markets Model works well in densely populated, urban areas as well as smaller metropolitan markets Successful in “natural / lifestyle” markets and more “traditional” markets Balanced unit growth with 60% - 70% coming from existing markets Will open approximately 30 stores per year Years of New Store Growth Existing Market Mid-Term Expansion Market NM TX CO UT AZ NV CA 10 42 33 7 101 6 5 30 OK KS LA MO AR TN NC SC MS 5 3 4 15 4 AL GA FL 2 1

Reaching A Broad Base of Consumers Through Traditional & Digital Mediums BROAD CUSTOMER DEMOGRAPHICS Middle income and higher Medium to above average education Boomers, Gen-X and rising Millennial demographic Diverse ethnic background Value conscious BRAND AWARENESS & REACH Distribute more that 16 million circulars each week Reaching 1.5M unique digital subscribers Launched digital coupons in 2016 Growing home delivery with Amazon Prime Now partnership Increasing grass-root efforts and community engagement to drive traffic

Follows a specific diet because they need to (medical reasons) or they want to (weight management / ingredient avoidance) Sprouts’ Consumers are at Different Stages of Adoption ¹ Company consumer insight study DIET FOLLOWER Does not follow a strict or specific diet, but health / wellness is important to them and a primary consideration when grocery shopping HEALTH ENTHUSIAST Does not live the healthiest lifestyle, but is actively trying to improve and has a strong desire to learn more about both healthy living and eating HEALTH CURIOUS Shops at Sprouts primarily because it is close to their home or work—appreciates the convenience of the small-box and quick shopping experience CONVENIENCE-FOCUSED Are always looking for the best deals and actively price shopping—likes the low priced produce and the flyer promotions VALUE-FOCUSED SEGMENTATION DESCRIPTION1

2016 Responsible Retailing Accomplishments - 4 Main Focus Areas RESPONSIBLE SOURCING ZERO WASTE * GHG REDUCTION HEALTHY COMMUNITIES Diverted over 30M pounds of Food from landfills through our Food Rescue, Composting and Animal Feed Programs Recycled over 70M pounds of cardboard saving approx. 500k trees from being cut down In-store “Green Leaders” engaged to implement sustainability practices at the store level 39 Stores received EPA Green Chill Certifications Piloting solar and battery storage systems in select California stores LEED equivalent building specs for all new stores Lower Global Warming Potential (GWP) refrigerant conversions Publicly launched our 501(c)(3) “Sprouts Healthy Communities Foundation” Raised more than $2.6M for non-profits and community partners Created more than 4,350 jobs 16% of our team members were promoted Supported more than 550 community events Developing standards for sustainable seafood, ethical sourcing, product traceability and fair treatment of people and animals More than 3,350 Organic items across the store All Sprouts brand eggs were transitioned to cage free or better and committed to 100% cage free egg assortment for all brands by 2022 * Goal by 2020, 90% waste diversion rate per EPA guidelines

Business & Financial Performance

9% Natural and Organic Sector Growth1 Powerful Growth Business – Results Driven GROWTH RESULTS One of the Best White Space Opportunities in Retail Healthy Unit Growth Rate 1 SPINS LLC projections for natural and organic food and supplement sales growth through 2019 Compelling Store-Level Economics Mid Teens Sales Growth Strong Free Cash Flow Generation Business Ongoing Share Repurchase Program

COMP STORE SALES GROWTH1 14% Q1 sales growth supported by strong new store productivity Q1 comps impacted by significant overall deflationary and promotional environment Private Label represents 11% of our revenue Strategic initiatives remain on track and aided in sales growth Q1 Comps Remain Positive Despite Significant Deflationary Environment 1 “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. COMP STORE SALES GROWTH1 4.8% Q1 15 5.1% Q2 15 5.8% Q3 15 7.4% Q4 15 4.8% Q1 16 4.1% Q2 16 1.3% Q3 16 0.7% Q4 16 1.1% Q1 17 Highlights:

Pro Forma COMP STORE SALES GROWTH1 Maintaining Best in Class Comp Performance Through Deflationary Periods 1 “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth is calculated including all stores acquired in the Transactions for all periods reported. Comparable store sales growth on a “two-year stacked basis” is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior. PRO FORMA COMP STORE SALES GROWTH1 11.6% 2.6% 2009 Deflationary Period 4.9% 2.3% 2010 7.4% 5.1% 2011 14.8% 9.7% 2012 20.4% 10.7% 2013 20.6% 9.9% 2014 15.7% 5.8% 2015 8.5% 2.7% 2016 Deflationary Period Prior Period Current Period Two-Year Stacked Deflationary Period Deflationary Period 2016 impacted by significant overall deflationary and promotional environment

ADJUSTED NET INCOME2 ADJUSTED EBITDA1 A History of Strong Earnings Performance ¹ See the Appendix to this presentation for a reconciliation of EBITDA and adjusted EBTIDA to net income. For 2016-2017, adjustments to EBITDA were immaterial; thus only EBITDA is presented. ² See the Appendix to this presentation for a reconciliation of adjusted net income to net income. For 2017, adjustments to net income were immaterial; thus, only net income is presented. 3 2015 is presented on a 52-week basis. ADJUSTED EBITDA1 Adjusted EBITDA Margin $195 2013 8.0% $265 2014 8.9% $294 2015(3) 8.4% $294 2016 7.3% $97 Q1 16 9.8% $95 Q1 17 8.4% ADJUSTED NET INCOME2 Diluted EPS Diluted EPS Growth $67 2013 $0.48 55% $111 2014 $0.72 50% $131 2015(3) $0.84 17% $124 2016 $0.73 -1% $46 Q1 16 $0.30 20% $46 Q1 17 $0.33 10% ($ in mm) ($ in mm) Adjusted EBITDA Margin 8.0% 8.9% 8.4% ’13 – ’16 CAGR: 15% ’13 – ’16 CAGR: 22% 7.3% Diluted EPS $0.48 $0.72 $0.84 $0.83 Diluted EPS Growth 55% 50% 17% -1% (3) (3) 8.4% 9.8% $0.30 20% $0.33 10%

Store Count Plan to Open Approximately 30 Stores Per Year Double Digit Unit Growth 1 As of May 4, 2017 STORE COUNT 167 2013 191 2014 217 2015 253 2016 268(1) 2017 YTD

Net cash provided by operations Strong Cash Flow Generation ($ in mm) NET CASH PROVIDED BY OPERATIONS $161 2013 $181 2014 $240 2015 $254 2016 $98 Q1 16 $115 Q1 17

Cap ex spend Cap Ex Focused on Unit Growth, Sales Initiatives & Infrastructure ($ in mm) Note: Cap Ex is net of landlord reimbursements CAP EX SPEND $8 $11 $10 $47 2013 $9 $20 $10 $69 2014 $11 $26 $20 $47 2015 $12 $45 $15 $95 2016 New Stores Infrastructure Sales Initiatives & Remodels Maintenance

Compelling New Store Economics Average sq ft. store size Net Cash Investment1 First Year Sales Initial Sales Growth over 3 to 4 years ¹ Includes store build-out (net of contributions from landlords), inventory (net of payables) and cash pre-opening expenses. 30k $3.3M ~$12 - $14M 20% - 30% Pre-Tax Cash-on-Cash Returns of 35% to 40% within 3 to 4 years

ROIC (1) Strong Return on Invested Capital (ROIC) ¹ ROIC is a non-GAAP measure that we define as net operating profit after taxes divided by average invested capital. ROIC excluding effect of capitalized leases adds back the capitalized operating lease interest to NOPAT and is calculated by the hypothetical capitalization of our operating leases, using eight times our trailing twelve months rent expense and an interest rate factor of seven percent. See the Appendix to this presentation for a reconciliation of ROIC to net income. 2 Rolling four quarters ended April 2, 2017. ROIC (1) 9.3% 2014 9.5% 2015 8.9% 2016 8.9% Q1 17(2) ROIC including effect of capitalized leases ROIC excluding effect of capitalized leases 12.7% 12.3% 12.4%

Share repurchases through APRIL 2017 Utilize strong free cash flow to self fund unit growth and achieve strategic objectives Net debt/EBITDA increased from .5x in 2015 to 1.3x in 2016 Maintain net debt/EBITDA in the range of 1.2x to 1.5x Q117 at 1.3x Preserve financial flexibility for opportunistic growth prospects $285 million drawn as of 4/2/2017 on $450 million credit facility Ongoing share repurchase program Repurchased 18 million shares from Sept. 2015 to April 2017 (12% of float) Announced a new two-year $250M share repurchase authorization on 2/23/17 Financial Priorities – Capital Structure ($ in mm) SHARE REPURCHASES THROUGH APRIL 2017 $26 2015 $294 2016 $80 YTD 2017

Why Sprouts is a Compelling Investment Authentic Fresh, Natural & Organic Food Offering at Great Value Fastest Growing Segment of the U.S. Supermarket Industry with Strong Macro Tailwinds Significant New Store Growth Opportunity Supported by Broad Demographic Appeal Compelling Business Model with Strong Cash Generation & Ongoing Share Repurchase Program Driving Shareholder Value Passionate Team with a Customer-Focused Culture Strong Management Team with a Diverse Retail Background

Appendix: Supplemental Materials

Management Team with Grocery & Retail Experience Amin Maredia Jim Nielsen Brad Lukow Dan Sanders Dan Bruni Ted Frumkin Shawn Gensch Brandon Lombardi Chief Executive Officer 6 Years with Sprouts President & Chief Operating Officer 6 Years with Sprouts Chief Financial Officer 1Year with Sprouts Chief Operations Officer 2 Years with Sprouts Chief Information Officer 2 Years with Sprouts Chief Development Officer 5 Years with Sprouts Chief Marketing Officer 2 Years with Sprouts Chief Human Resources & Legal Officer 5 Years with Sprouts

Appendix SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS) The following table shows a reconciliation of EBITDA to net income for the thirteen weeks ended April 2, 2017 and April 3, 2016 and the fiscal year ended January 1, 2017: Thirteen Weeks Ended Thirteen Weeks Ended Fifty-two Weeks Ended April 2, 2017 April 3, 2016 January 1, 2017 Net income $46,287 $46,207 $124,306 Income tax provision 21,581 28,129 74,286 Interest expense, net 4,738 3,601 14,791 Earnings before interest and taxes (EBIT) 72,606 77,937 213,383 Depreciation, amortization and accretion 22,641 18,912 80,723 Earnings before interest, taxes, depreciation and amortization (EBITDA) $95,247 $ 96,849 $294,106

Appendix The following table shows a reconciliation of adjusted net income and adjusted EBITDA to net income for the Company’s 2012, 2013, 2014 and 2015 fiscal years: Note: Footnotes on the following page. Fifty-Three Weeks Ended Fifty-Two Weeks Ended Fifty-Two Weeks Ended Fifty-Two Weeks Ended January 3, 2016 December 28, 2014 December 29, 2013 December 30, 2012 Net income $128,991 $ 107,692 $ 51,326 $ 24,526 $ Income tax provision 77,002 66,414 32,741 19,912 Net income before income taxes 205,993 174,106 84,067 44,438 Store closure and exit costs (a) 1,802 725 2,051 2,214 Costs associated with acquisitions and integration (b) - - (15) 17,120 Loss on disposal of assets (c) 1,521 1,181 412 1,953 IPO bonus (d) - - 3,183 - Secondary offering expenses including employment taxes on options exercises (e) 335 2,557 2,014 - Loss on extinguishment of debt (f) 5,481 1,138 18,721 992 Adjusted income tax provision (g) (80,418) (68,551) (43,010) (26,721) Adjusted net income 134,714 111,156 67,423 39,996 Interest expense, net 17,707 25,057 37,185 40,250 Adjusted income tax provision (g) 80,418 68,551 43,010 26,721 Adjusted earnings before interest and taxes (EBIT) 232,839 204,764 147,618 106,967 Depreciation, amortization and accretion 69,256 60,612 47,539 40,373 Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) $302, 095 $265,376 $195,157 $147,340 SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS)

Appendix - Footnotes (a) Store closure and exit costs represents reserves established for closed stores and facilities, adjustments to those reserves for changes in expectations for sublease or actual subleases or settlements with landlords. Ongoing expenses related with the closed facilities are also included. The company excludes store closure and exit costs from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations. (b) Costs associated with acquisitions and integration represent the costs to integrate the combined businesses resulting from the Sunflower and Henry’s Transactions. These expenses include professional fees and severance, which the company excludes from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of the company’s operating results because management believes these costs do not directly reflect the ongoing performance of its store operations. (c) Loss on disposal of assets represents the losses recorded in connection with the disposal of property and equipment. The company excludes gains and losses on disposals of assets from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations. (d) IPO bonus represents the bonuses paid to certain employees in connection with the company’s initial public offering. The company excludes the IPO bonus from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations. (e) Secondary offering expenses including employment taxes on options exercises represents expenses the company incurred in its secondary public offerings and employment taxes paid by the company in connection with options exercised in those offerings. The company has excluded these items from its adjusted EBITDA and adjusted net income because management believes they do not directly reflect the ongoing performance of its store operations. (f) Loss on extinguishment of debt for the fifty-three weeks ended January 3, 2016 represents expenses the company recorded in connection with its April 2015 refinancing including write-off of deferred financing costs and original issue discounts associated with the former credit agreement. For the fifty-two weeks ended December 28, 2014, loss on extinguishment of debt represents the write-off of deferred financing costs and original issue discounts related to unscheduled repayment of debt. For the fifty-two weeks ended December 29, 2013, loss on extinguishment of debt represents expenses the company recorded in connection with its April 2013 refinancing, including write-off of deferred financing costs and original issue discounts associated with the former credit agreement, and the write-off of deferred financing costs and original issue discounts due to the August 2013 pay down of debt using proceeds from the company’s IPO. The company has excluded these items from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the performance of its store operations. (g) Adjusted and adjusted income tax provision for all periods presented represents the income tax provision plus the tax effect of the adjustments described in notes (a) through (f) above based on statutory tax rates for the periods presented. The company has excluded these items from its adjusted income tax provision because management believes they do not directly reflect the ongoing performance of its store operations and are not reflective of its ongoing income tax provision.

Appendix

The following table shows a reconciliation of ROIC to net income for the Company's 2014, 2015 and 2016 fiscal years and for rolling four quarters ended April 2, 2017:

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES
NON-GAAP MEASURE RECONCILIATION
(UNAUDITED)
(IN THOUSANDS)

	April 2, 2017	2016	2015 (1)	2014
Net income	$ 124,386	$ 124,306	$ 128,991	$ 107,692
Interest expense, net of tax (2)	9,587	9,876	11,296	16,364
Net operating profit after tax (NOPAT)	$ 133,973	$ 134,182	$ 140,287	$ 124,056
Total rent expense, net of tax (2)	70,655	65,886	55,250	45,386
Estimated depreciation on capitalized operating leases, net of tax (2)	(31,088)	(28,990)	(24,310)	(19,970)
Estimated interest on capitalized operating leases, net of tax (2) (3)	39,567	36,896	30,940	25,416
NOPAT, including effect of capitalized operating leases	$ 173,540	$ 171,078	$ 171,227	$ 149,472
Average working capital	48,121	77,273	148,368	109,590
Average property and equipment	578,511	546,652	472,189	398,330
Average other assets	581,683	584,945	583,943	589,337
Average other liabilities	(132,076)	(121,724)	(103,714)	(73,761)
Average invested capital	$ 1,076,238	$ 1,087,146	$ 1,100,786	$ 1,023,496
Average estimated asset base of capitalized operating leases	877,789	838,200	704,802	582,916
Average invested capital, including the effect of capitalized operating leases	$ 1,954,027	$ 1,925,346	$ 1,805,588	$ 1,606,412
ROIC	12.4%	12.3%	12.7%	12.1%
ROIC, including the effect of capitalized operating leases	8.9%	8.9%	9.5%	9.3%

(1) Fiscal 2015 includes 53 weeks.
(2) Net of tax amounts are calculated using the effective tax rate for the period presented.
(3) Operating leases are capitalized as part of the ROIC calculation to control for differences in capital structure between us and our competitors. Capitalized operating lease interest represents this adjustment to NOPAT and is calculated by the hypothetical capitalization of our operating leases, using eight times our trailing twelve months rent expense and an interest rate factor of seven percent. Operating leases are determined as the trailing twelve months' rent expense times a factor of eight. Invested capital reflects a trailing twelve-month average. As numerous methods exist for calculating ROIC, our method may differ from methods used by other companies to calculate their ROIC.

28

Thank You!